SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO DOW JONES TARGET DATE FUNDS

Wells Fargo Dow Jones Target Today Fund

Wells Fargo Dow Jones Target 2010 Fund

Wells Fargo Dow Jones Target 2020 Fund

Wells Fargo Dow Jones Target 2030 Fund

Wells Fargo Dow Jones Target 2040 Fund

  (each a “Fund”, together the “Funds”)

Effective immediately, Class B shareholders of other Wells Fargo Funds are no longer able to exchange their shares for Class B shares of the Funds.

            Effective on December 6, Class B shares of the Funds will no longer be offered. All references to Class B shares in the Fund’s prospectuses, summary prospectuses and SAI will be removed.

October 21, 2016                                                                                                                     TDR106/P601SP